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                                  EXHIBIT 3.3

Microfilm Number 9841, 309-311       Filed with the Department of State on,
                --------------       June 01, 1998
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Entity Number 745520                 /s/ Yvette Kane
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                                                   Secretary of the Commonwealth

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 91)

     In compliance with the requirements of 15 Pa.C.S.(S) 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: Susquehanna Bancshares, Inc.
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2.   The (a) address of this corporation's current registered office in this
     Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) 26 North Cedar Street  Lititz    PA       17543         Lancaster
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         Number and Street       City    State      Zip            County

     (b) c/o:
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             Name of Commercial Registered Office Provider          County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is: Business Corp. Law,
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     Act of May 5, 1933, P.L. 364, as amended
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4.   The date of its incorporation is: March 1, 1982
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5.   (Check, and if appropriate complete, one of the following):

     X  The amendment shall be effective upon filing these Articles of Amendment
     -
        in the Department of State.

        The amendment shall be effective on:                    at
     -                                      --------------------  --------
                                                    Date                  Hour

6.   (Check one of the following):

     X  The amendment was adopted by the shareholders (or members) pursuant to
     -  15 Pa.C.S.(S)1914 (a) or (b).

        The amendment was adopted by the board of directors pursuant to 15
     -  Pa.C.S.(S)1914(c).

7.   (Check, and if appropriate complete, one of the following):

        The amendment adopted by the corporation, set forth in full, is as
     -  follows:

     X  The amendment adopted by the corporation is set forth in full in Exhibit
     -  A attached hereto and made a part hereof.

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8.   (Check  if the amendment restates the Articles):

        The restated Articles of Incorporation supersede the original Articles
     -  and all amendments thereto.


IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 29th
                                                                ---------
day of  May  , 1998.
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                                           Susquehanna Bancshares, Inc.
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                                                 Name of Corporation


                                  BY:  /s/ Robert S. Bolinger
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                                                        Signature

                                   TITLE: President and Chief Executive Officer
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